UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2011

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-32268 (Commission File Number)	11-3715772 (IRS Employer Identification No.)
30 S. Meridian Street Suite 1100 Indianapolis, IN (Address of Principal Executive Offices)	46204 (Zip Code)

(317) 577-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Kite Realty Group Trust (the “Company”) with the Securities and Exchange Commission on May 5, 2011 (the “Original 8-K”).  The purpose of this Amendment is to confirm the Company’s intentions with regard to the frequency of future non-binding shareholder advisory votes on the compensation of the Company's named executive officers.   No other changes have been made to the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

Consistent with the recommendation of the Company’s Board of Trustees and the vote of the shareholders at our annual shareholders meeting, the Company confirms that it will include a non-binding shareholder advisory vote on executive compensation in the Company's proxy materials every year, until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our annual shareholders meeting in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 1, 2011                                                                           By: /s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President, Chief Financial Officer and Treasurer